UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2005

Asset Acceptance Capital Corp.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50552 (Commission File Number)	80-0076779 (IRS Employer Identification No.)

28405 Van Dyke Avenue
Warren, Michigan 48093
(Address of principal executive offices)

Registrant’s telephone number, including area code: (586) 939-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

     On March 7, 2005, Asset Acceptance Capital Corp. issued the press release attached as Exhibit 99 to this form 8-K. The full text of the press release, dated March 7, 2004, is incorporated in this report by reference.

Item 9.01.	Financial Statements and Exhibits.

     Exhibits.

Exhibit
Number
99	Press Release dated March 7, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 7, 2005	ASSET ACCEPTANCE CAPITAL CORP.
/s/ Nathaniel F. Bradley IV
By: Nathaniel F. Bradley IV
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release, dated March 7, 2005